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                                                                    Exhibit 23.1



                            [KPMG Letterhead Omitted]




The Board of Directors
Aspen Insurance Holdings Limited
Victoria Hall
11 Victoria Street
Hamilton HM 11
Bermuda



April 23, 2004




INDEPENDENT AUDITOR'S CONSENT

We consent to the incorporation by reference in the registration statement on Form S-8 of Aspen Insurance Holdings Limited dated April 23, 2004 of our reports dated March 26, 2004, with respect to the consolidated balance sheets of Aspen Insurance Holdings Limited and its subsidiaries as of December 31, 2002 and December 31, 2003 and the related consolidated statements of operations, shareholders' equity, comprehensive income, and cash flows for the period from incorporation on May 23, 2002 to December 31, 2002 and for the year ended December 31, 2003 and the related financial statement schedules, which reports appear in the December 31, 2003 annual report on Form 10-K of Aspen Insurance Holdings Limited.

Yours faithfully

/s/ KPMG Audit Plc
----------------------

KPMG Audit Plc
London, United Kingdom





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                            [KPMG Letterhead Omitted]


The Board of Directors
Aspen Insurance Holdings Limited
Victoria Hall
11 Victoria Street
Hamilton HM 11
Bermuda



April 23, 2004



Independent Auditor's Consent

We consent to the incorporation by reference in the registration statement on Form S-8 of Aspen Insurance Holdings Limited dated April 23, 2004 of our report dated September 15, 2003, with respect to the combined balance sheets of Syndicate 2020 and Syndicate 3030 as of December 31, 2002 and December 31, 2001 and the related combined statements of operations and comprehensive income/(loss), members' deficit, and cash flows for each of the years in the three year period ended December 31, 2002, which report appears in the December 31, 2003 annual report on Form 10-K of Aspen Insurance Holdings Limited.

Yours faithfully

/s/ KPMG Audit Plc
----------------------------

KPMG Audit Plc
London, United Kingdom